Exhibit 10.10

ASSIGNMENT OF LEASE

THIS ASSIGNMENT OF LEASE (“Assignment”) is made effective as of April 30, 2018 (the “Effective Date”), by and between REMARKABLE VIEWS CONSULTANTS LTD., a British Virgin Islands corporation (“Assignor”), and REMARKABLE VIEWS TORRANCE, LLC, a Delaware limited liability company (“Assignee”), and is made with reference to the following facts, which are a material part of this Assignment.

A. Assignor, as lessor, and Evelozcity Inc., a Delaware corporation, as les see, entered into that certain Standard Industrial/Commercial Single – Tenant Lease – Net dated as of February 28, 2018 (as amended, the “Lease”) regarding the prope1ty located at 19951 Mariner Avenue, Torrance, California. All capitalized terms not defined herein have the meanings assigned to such terms in the Lease.

B. Assignor desires to assign all of the right, title and interest of and as the lessor under the Lease to Assignee, and Assignee desires to accept the assignment thereof and assume the obligations of Assignor as the lessor under the Lease, all as more particularly provided in this Assignment.

NOW, THEREFORE, in consideration of the promises and conditions contained herein, the parties hereby agree as follows:

1. Assignment. As of the Effective Date, Assignor hereby assigns to Assignee all of its right, title and interest in and to the Lease.

2. Assumption. Assignee hereby assumes all of Assignor’s obligations and rights as the lessor under the Lease to the extent first arising and accruing on or after the Effective Date.

3. Counterparts. This Assignment may be executed in counterparts (by original, facsimile or electronic PDF signatures), each of which shall be deemed an original and all of which shall constitute one and the same agreement with the same effect as if all parties had signed the same signature page. The parties intend to be bound by such facsimile or electronic PDF signatures.

[END OF TEXT; SIGNATURES ON FOLLOWING PAGE]

IN WITNESS WHEREOF, this Assignment has been executed by the parties hereto as of the Effective Date.

ASSIGNOR:

REMARKABLE VIEWS CONSULTANTS LTD.,

a British Virgin Islands corporation

By:	/s/ Foster Chiang
Name:	Foster Chiang
Its:	Director

ASSIGNEE:

REMARKABLE VIEWS TORRANCE, LLC,

a Delaware limited liability company

By:	Remarkable Views Consultants Ltd.,
a British Virgin Islands corporation,
Its Manager

	By:	/s/ Foster Chiang
	Name:	Foster Chiang
	Its:	Director